Exhibit 99.2

Quarterly Financial Supplement - 4Q2015

February 10, 2016

Table of Contents	Page

Consolidated balance sheet	3
Consolidated statement of operations	4
Operating results	5
Computation of weighted average shares outstanding	6
EBIT from Business Segments Summarized by In-Force and New Business	7
Analyses of income before taxes and selected data:
Bankers Life	8-11
Washington National	12-14
Colonial Penn	15-16
Corporate Operations	17
Premiums collected on insurance products:
Bankers Life	18
Washington National	19
Colonial Penn	20
New Annualized Premiums and Total Policies In-force	21
Statutory information	22
Amounts related to CLIC prior to being sold	23-24
Notes	25

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-14	Jun-14	Sep-14	Dec-14	Mar-15	Jun-15	Sep-15	Dec-15

Assets
Investments:
Fixed maturities, available for sale, at fair value	$20,177.8	$20,583.3	$20,610.5	$20,634.9	$21,058.4	$20,224.8	$20,144.5	$19,882.9
Equity securities at fair value	243.6	237.8	372.8	419.0	427.8	433.3	437.3	463.0
Mortgage loans	1,501.7	1,595.9	1,621.8	1,691.9	1,699.7	1,665.5	1,712.6	1,721.0
Policy loans	102.6	99.7	106.2	106.9	107.1	108.1	109.5	109.4
Trading securities	235.5	227.4	235.0	244.9	252.3	257.5	257.5	262.1
Investments held by variable interest entities	1,134.1	1,241.1	1,343.0	1,367.1	1,499.8	1,565.6	1,488.1	1,633.6
Other invested assets	409.5	426.1	394.6	443.6	453.4	435.4	395.6	415.1
Total investments	23,804.8	24,411.3	24,683.9	24,908.3	25,498.5	24,690.2	24,545.1	24,487.1
Cash and cash equivalents - unrestricted	285.4	378.8	452.1	611.6	426.9	453.9	613.8	432.3
Cash and cash equivalents held by variable interest entities	140.3	101.8	150.7	68.3	158.5	150.6	106.9	364.4
Accrued investment income	259.3	238.2	255.4	242.9	257.2	240.4	260.7	237.0
Present value of future profits	527.7	512.3	505.1	489.4	472.4	465.1	454.4	449.0
Deferred acquisition costs	740.4	698.9	746.6	770.6	767.2	877.4	909.1	1,083.3
Reinsurance receivables	3,072.8	2,892.9	3,023.0	2,991.1	2,958.0	2,925.0	2,903.3	2,859.3
Income tax assets, net	870.7	730.5	731.1	758.7	669.5	827.8	862.3	898.8
Assets held in separate accounts	10.0	9.4	6.9	5.6	5.5	5.4	5.0	4.7
Other assets	372.2	393.6	390.3	309.4	351.6	382.3	320.6	309.2
Assets of subsidiary being sold	4,346.3	4,518.9	—	—	—	—	—	—
Total assets	$34,429.9	$34,886.6	$30,945.1	$31,155.9	$31,565.3	$31,018.1	$30,981.2	$31,125.1
Liabilities
Liabilities for insurance products:
Policyholder account balances	$10,625.3	$10,649.7	$10,659.2	$10,707.2	$10,697.8	$10,689.3	$10,728.0	$10,762.3
Future policy benefits	10,138.6	10,372.2	10,519.8	10,835.4	10,962.8	10,588.9	10,691.6	10,602.1
Liability for policy and contract claims	482.2	463.3	464.4	468.7	474.1	484.5	484.1	487.8
Unearned and advanced premiums	279.5	270.7	270.3	291.8	278.9	268.6	281.4	286.3
Liabilities related to separate accounts	10.0	9.4	6.9	5.6	5.5	5.4	5.0	4.7
Other liabilities	727.4	560.7	704.0	587.6	667.1	742.5	739.1	707.8
Investment borrowings	1,499.4	1,507.6	1,519.4	1,519.2	1,518.9	1,518.9	1,543.7	1,548.1
Borrowings related to variable interest entities	1,007.8	1,099.5	1,280.3	1,271.9	1,444.8	1,446.6	1,427.5	1,676.4
Notes payable - direct corporate obligations	826.9	810.9	798.8	780.3	761.8	909.2	909.8	911.1
Liabilities of subsidiary being sold	4,122.6	4,298.3	—	—	—	—	—	—
Total liabilities	29,719.7	30,042.3	26,223.1	26,467.7	26,811.7	26,653.9	26,810.2	26,986.6
Shareholders' equity
Common stock	2.2	2.1	2.1	2.0	2.0	1.9	1.9	1.8
Additional paid-in capital	4,054.7	3,963.9	3,803.7	3,732.4	3,648.1	3,554.9	3,435.8	3,386.8
Retained earnings (accumulated deficit)	(112.9)	(47.8)	56.9	128.5	169.3	202.4	222.9	347.1
Total shareholders' equity before accumulated other comprehensive income	3,944.0	3,918.2	3,862.7	3,862.9	3,819.4	3,759.2	3,660.6	3,735.7
Accumulated other comprehensive income	766.2	926.1	859.3	825.3	934.2	605.0	510.4	402.8
Total shareholders' equity	4,710.2	4,844.3	4,722.0	4,688.2	4,753.6	4,364.2	4,171.0	4,138.5
Total liabilities and shareholders' equity	$34,429.9	$34,886.6	$30,945.1	$31,155.9	$31,565.3	$31,018.1	$30,981.2	$31,125.1

	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15

Book value per share at period-end (1) (2)	$17.99	$18.33	$18.60	$19.00	$19.23	$19.43	$19.60	$20.30

Book value per diluted share (1) (3)	$17.52	$17.85	$18.39	$18.75	$19.05	$19.21	$19.38	$20.05

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Revenues
Insurance policy income	$685.9	$679.0	$632.1	$632.7	$2,629.7	$636.5	$640.1	$640.6	$638.8	$2,556.0
Net investment income (loss):
General account assets	348.1	347.4	300.1	305.4	1,301.0	300.1	302.1	298.2	303.2	1,203.6
Policyholder and reinsurer accounts and other special-purpose portfolios	20.9	47.2	14.8	43.5	126.4	16.6	11.8	(27.6)	29.2	30.0
Realized investment gains (losses):
Net realized investment gains (losses), excluding impairment losses	35.3	12.4	6.8	9.5	64.0	(1.1)	(2.2)	(7.2)	2.5	(8.0)
Other-than-temporary impairments:
Total other-than-temporary impairments	(11.9)	—	(2.8)	(12.6)	(27.3)	(1.3)	(7.9)	(15.4)	(18.3)	(42.9)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	—	—	—	—	3.0	—	3.0
Net impairment losses recognized	(11.9)	—	(2.8)	(12.6)	(27.3)	(1.3)	(7.9)	(12.4)	(18.3)	(39.9)
Gain on dissolution of a variable interest entity	—	—	—	—	—	11.3	—	—	—	11.3
Total realized gains (losses)	23.4	12.4	4.0	(3.1)	36.7	8.9	(10.1)	(19.6)	(15.8)	(36.6)
Fee revenue and other income	6.4	7.0	16.0	21.5	50.9	16.2	15.6	12.9	14.2	58.9
Total revenues	1,084.7	1,093.0	967.0	1,000.0	4,144.7	978.3	959.5	904.5	969.6	3,811.9

Benefits and expenses
Insurance policy benefits	690.3	691.1	565.5	639.3	2,586.2	606.0	568.3	582.1	551.9	2,308.3
Net loss on sale of subsidiary, gain on reinsurance transactions and transition expenses	278.6	(3.8)	(32.1)	(2.9)	239.8	4.5	4.5	—	—	9.0
Interest expense	24.6	24.3	21.9	22.0	92.8	21.5	25.3	23.9	24.2	94.9
Amortization	66.7	64.9	65.8	50.0	247.4	66.1	73.7	55.8	64.4	260.0
Loss on extinguishment or modification of debt	—	0.6	—	—	0.6	—	32.8	—	—	32.8
Other operating costs and expenses	194.1	201.5	191.5	215.7	802.8	197.9	182.2	190.3	168.8	739.2
Total benefits and expenses	1,254.3	978.6	812.6	924.1	3,969.6	896.0	886.8	852.1	809.3	3,444.2

Income (loss) before income taxes	(169.6)	114.4	154.4	75.9	175.1	82.3	72.7	52.4	160.3	367.7
Income tax expense on period income	39.0	40.3	53.8	26.1	159.2	29.5	25.9	18.6	55.5	129.5
Valuation allowance for deferred tax assets and other tax items	19.4	(4.0)	(16.8)	(34.1)	(35.5)	—	—	—	(32.5)	(32.5)
Net income (loss)	$(228.0)	$78.1	$117.4	$83.9	$51.4	$52.8	$46.8	$33.8	$137.3	$270.7

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

EBIT (4):
Bankers Life	$84.2	$87.4	$111.8	$103.5	$386.9	$82.2	$86.4	$79.8	$121.2	$369.6
Washington National	31.1	32.3	27.6	20.2	111.2	28.5	20.1	30.6	32.3	111.5
Colonial Penn	(6.2)	3.8	0.4	2.8	0.8	(5.9)	4.2	0.6	6.7	5.6
EBIT from business segments	109.1	123.5	139.8	126.5	498.9	104.8	110.7	111.0	160.2	486.7
Corporate operations, excluding corporate interest expense	(6.0)	(3.7)	(9.1)	(8.8)	(27.6)	(1.3)	(5.0)	(11.9)	(0.7)	(18.9)
EBIT	103.1	119.8	130.7	117.7	471.3	103.5	105.7	99.1	159.5	467.8
Corporate interest expense	(11.1)	(11.1)	(10.9)	(10.8)	(43.9)	(10.5)	(11.9)	(11.3)	(11.3)	(45.0)
Operating earnings before taxes	92.0	108.7	119.8	106.9	427.4	93.0	93.8	87.8	148.2	422.8
Tax expense on operating income	32.1	37.4	43.2	37.8	150.5	32.9	33.0	31.0	51.2	148.1
Net operating income (5)	59.9	71.3	76.6	69.1	276.9	60.1	60.8	56.8	97.0	274.7
Earnings of CLIC prior to being sold (net of taxes)	6.7	8.5	—	—	15.2	—	—	—	—	—
Net loss on sale of CLIC and gain on reinsurance transactions (including impact of taxes)	(298.0)	2.5	22.9	2.9	(269.7)	—	—	—	—	—
Net realized investment gains (losses) (net of related amortization and taxes)	13.6	7.5	2.6	(2.3)	21.4	(1.4)	(6.8)	(12.3)	(10.3)	(30.8)
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	(7.2)	(4.8)	—	(11.4)	(23.4)	(8.3)	16.8	(10.2)	9.4	7.7
Fair value changes related to agent deferred compensation plan (net of taxes)	—	(7.6)	—	(9.8)	(17.4)	—	—	—	9.8	9.8
Loss on extinguishment or modification of debt (net of taxes)	—	(0.4)	—	—	(0.4)	—	(21.3)	—	—	(21.3)
Valuation allowance for deferred tax assets and other tax items	—	4.0	16.8	34.1	54.9	—	—	—	32.5	32.5
Other	(3.0)	(2.9)	(1.5)	1.3	(6.1)	2.4	(2.7)	(0.5)	(1.1)	(1.9)
Net income (loss)	$(228.0)	$78.1	$117.4	$83.9	$51.4	$52.8	$46.8	$33.8	$137.3	$270.7

Per diluted share:
Net operating income	$.27	$.32	$.35	$.34	$1.27	$.30	$.31	$.30	$.52	$1.41
Earnings of CLIC prior to being sold (net of taxes)	.03	.04	—	—	.07	—	—	—	—	—
Net loss on sale of CLIC and gain on reinsurance transactions (including impact of taxes)	(1.35)	.01	.11	.01	(1.24)	—	—	—	—	—
Net realized investment gains (losses) (net of related amortization and taxes)	.06	.03	.01	(.01)	.10	(.01)	(.03)	(.07)	(.05)	(.16)
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	(.03)	(.02)	—	(.05)	(.11)	(.04)	.08	(.05)	.05	.04
Fair value changes related to agent deferred compensation plan (net of taxes)	—	(.03)	—	(.05)	(.08)	—	—	—	.05	.05
Loss on extinguishment or modification of debt (net of taxes)	—	—	—	—	—	—	(.11)	—	—	(.11)
Valuation allowance for deferred tax assets and other tax items	—	.02	.08	.17	.25	—	—	—	.17	.17
Other	(.01)	(.02)	(.01)	—	(.02)	.01	(.01)	—	(.01)	(.01)
Net income (loss)	$(1.03)	$.35	$.54	$.41	$.24	$.26	$.24	$.18	$.73	$1.39

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q14 (a)	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015
(000s)

Basic
Shares outstanding, beginning of period	220,323.8	219,266.9	213,755.2	207,640.1	220,323.8	203,324.5	198,631.9	193,467.7	186,741.8	203,324.5
Weighted average shares issued during the period:
Shares repurchased	(343.6)	(2,802.5)	(3,312.5)	(3,357.7)	(8,491.9)	(3,011.2)	(2,938.7)	(3,306.4)	(1,190.1)	(11,087.0)
Stock options exercised and vested restricted and performance stock	393.4	73.8	84.7	16.5	1,273.1	251.2	164.4	100.9	56.8	1,009.9
Shares withheld for the payment of taxes on the vesting of restricted stock	(67.1)	(0.6)	(2.1)	(1.3)	(188.3)	(73.8)	(0.4)	(2.7)	(0.2)	(193.5)
Weighted average basic shares outstanding during the period	220,306.5	216,537.6	210,525.3	204,297.6	212,916.7	200,490.7	195,857.2	190,259.5	185,608.3	193,053.9
Basic shares outstanding, end of period	219,266.9	213,755.2	207,640.1	203,324.5	203,324.5	198,631.9	193,467.7	186,741.8	184,028.5	184,028.5
Diluted
Weighted average basic shares outstanding	220,306.5	216,537.6	210,525.3	204,297.6	212,916.7	200,490.7	195,857.2	190,259.5	185,608.3	193,053.9
Common stock equivalent shares related to:
Stock options, restricted stock and performance units	—	2,390.4	2,447.3	2,645.3	2,505.1	1,783.9	2,215.8	2,105.8	2,342.4	2,112.0
Warrants	—	3,180.0	2,485.6	—	2,232.9	—	—	—	—	—
Weighted average diluted shares outstanding during the period	220,306.5	222,108.0	215,458.2	206,942.9	217,654.7	202,274.6	198,073.0	192,365.3	187,950.7	195,165.9
Diluted shares outstanding, end of period	225,106.7	219,536.1	210,046.5	205,969.8	205,969.8	200,489.1	195,711.3	188,918.7	186,340.4	186,340.4

(a) Equivalent common shares of 5,803.0 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q14.

EBIT from Business Segments Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Revenues
Insurance policy income	$541.6	$534.9	$541.5	$545.4	$2,163.4	$549.8	$549.7	$553.1	$553.7	$2,206.3
Net investment income	297.7	320.2	299.5	320.1	1,237.5	295.6	293.9	260.3	309.4	1,159.2
Fee revenue and other income	4.7	5.2	6.2	9.6	25.7	5.8	5.8	6.2	7.0	24.8
Total revenues	844.0	860.3	847.2	875.1	3,426.6	851.2	849.4	819.6	870.1	3,390.3

Benefits and expenses
Insurance policy benefits	532.9	542.5	507.3	553.7	2,136.4	534.4	547.7	509.0	520.0	2,111.1
Interest expense	2.3	2.4	2.4	2.5	9.6	2.5	2.6	2.7	3.1	10.9
Amortization	61.6	58.6	58.8	49.2	228.2	65.0	57.8	55.1	52.9	230.8
Other operating costs and expenses	80.6	84.6	87.9	94.8	347.9	84.6	84.8	91.7	88.4	349.5
Total benefits and expenses	677.4	688.1	656.4	700.2	2,722.1	686.5	692.9	658.5	664.4	2,702.3
EBIT from In-Force Business	$166.6	$172.2	$190.8	$174.9	$704.5	$164.7	$156.5	$161.1	$205.7	$688.0

EBIT from New Business

Revenues
Insurance policy income	$90.8	$91.6	$90.6	$87.3	$360.3	$86.7	$90.4	$87.5	$85.1	$349.7
Net investment income	6.4	9.7	7.2	14.3	37.6	7.2	5.2	4.9	4.8	22.1
Fee revenue and other income	1.0	1.1	1.3	2.3	5.7	1.2	1.2	1.3	1.5	5.2
Total revenues	98.2	102.4	99.1	103.9	403.6	95.1	96.8	93.7	91.4	377.0

Benefits and expenses
Insurance policy benefits	58.6	61.4	58.2	62.4	240.6	54.7	54.6	52.6	51.0	212.9
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	6.9	6.6	6.8	6.1	26.4	5.5	7.3	6.1	7.0	25.9
Other operating costs and expenses	90.2	83.1	85.1	83.8	342.2	94.8	80.7	85.1	78.9	339.5
Total benefits and expenses	155.7	151.1	150.1	152.3	609.2	155.0	142.6	143.8	136.9	578.3
EBIT from New Business	$(57.5)	$(48.7)	$(51.0)	$(48.4)	$(205.6)	$(59.9)	$(45.8)	$(50.1)	$(45.5)	$(201.3)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$632.4	$626.5	$632.1	$632.7	$2,523.7	$636.5	$640.1	$640.6	$638.8	$2,556.0
Net investment income	304.1	329.9	306.7	334.4	1,275.1	302.8	299.1	265.2	314.2	1,181.3
Fee revenue and other income	5.7	6.3	7.5	11.9	31.4	7.0	7.0	7.5	8.5	30.0
Total revenues	942.2	962.7	946.3	979.0	3,830.2	946.3	946.2	913.3	961.5	3,767.3

Benefits and expenses
Insurance policy benefits	591.5	603.9	565.5	616.1	2,377.0	589.1	602.3	561.6	571.0	2,324.0
Interest expense	2.3	2.4	2.4	2.5	9.6	2.5	2.6	2.7	3.1	10.9
Amortization	68.5	65.2	65.6	55.3	254.6	70.5	65.1	61.2	59.9	256.7
Other operating costs and expenses	170.8	167.7	173.0	178.6	690.1	179.4	165.5	176.8	167.3	689.0
Total benefits and expenses	833.1	839.2	806.5	852.5	3,331.3	841.5	835.5	802.3	801.3	3,280.6
EBIT from In-Force and New Business	$109.1	$123.5	$139.8	$126.5	$498.9	$104.8	$110.7	$111.0	$160.2	$486.7

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Insurance policy income	$416.3	$408.1	$416.4	$410.9	$1,651.7	$412.7	$413.9	$412.5	$409.6	$1,648.7
Net investment income (loss):
General account invested assets	219.8	220.5	225.9	229.2	895.4	229.2	230.9	227.4	231.2	918.7
Fixed index products	4.6	27.1	5.3	24.9	61.9	(2.7)	(5.7)	(31.1)	5.5	(34.0)
Fee revenue and other income	5.3	5.8	7.0	11.2	29.3	6.3	6.5	7.0	7.9	27.7
Total revenues	646.0	661.5	654.6	676.2	2,638.3	645.5	645.6	615.8	654.2	2,561.1

Insurance policy benefits	365.7	356.0	345.9	360.1	1,427.7	363.4	371.7	370.4	337.0	1,442.5
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	32.9	32.2	31.0	31.1	127.2	30.3	30.0	29.3	28.9	118.5
Cost of options to fund index credits, net of forfeitures	12.0	12.1	12.2	12.9	49.2	14.3	14.0	16.9	15.1	60.3
Market value changes credited to policyholders	4.4	27.6	5.8	25.7	63.5	(2.7)	(5.0)	(30.5)	5.3	(32.9)
Amortization related to operations	48.2	45.4	47.1	34.0	174.7	51.6	47.7	44.1	43.7	187.1
Interest expense on investment borrowings	1.9	1.9	2.0	2.1	7.9	2.1	2.1	2.2	2.4	8.8
Other operating costs and expenses	96.7	98.9	98.8	106.8	401.2	104.3	98.7	103.6	100.6	407.2
Total benefits and expenses	561.8	574.1	542.8	572.7	2,251.4	563.3	559.2	536.0	533.0	2,191.5
EBIT (4)	$84.2	$87.4	$111.8	$103.5	$386.9	$82.2	$86.4	$79.8	$121.2	$369.6

Health underwriting margins (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Medicare supplement:
Earned premium	$194.5	$193.2	$193.9	$192.8	$774.4	$193.2	$192.6	$192.7	$191.8	$770.3
Benefit ratio	67.7%	69.5%	66.2%	70.0%	68.4%	67.4%	68.7%	71.5%	70.8%	69.6%
Underwriting margin (earned premium less policy benefits)	$62.9	$59.0	$65.4	$57.8	$245.1	$63.1	$60.2	$54.8	$56.1	$234.2

Long-term care:
Earned premium	$129.1	$127.4	$125.5	$124.0	$506.0	$122.6	$120.5	$119.0	$118.6	$480.7
Benefit ratio before interest income on reserves	131.9%	131.2%	123.6%	131.8%	129.7%	137.8%	140.7%	141.1%	137.1%	139.2%
Interest-adjusted benefit ratio	81.0%	79.2%	70.5%	77.8%	77.2%	83.0%	84.6%	83.8%	79.6%	82.8%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$24.5	$26.5	$36.9	$27.6	$115.5	$20.8	$18.6	$19.3	$24.2	$82.9

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Fixed index annuities	$3,462.8	$3,575.7	$3,687.0	$3,821.2	$3,636.7	$3,952.1	$4,023.6	$4,112.5	$4,213.5	$4,075.5
Fixed interest annuities	3,983.1	3,889.6	3,796.5	3,711.0	3,845.0	3,623.5	3,523.9	3,436.8	3,367.1	3,487.8
SPIAs and supplemental contracts:
Mortality based	203.1	206.5	202.8	198.8	202.8	194.4	190.8	187.9	185.0	189.5
Deposit based	150.1	148.1	148.3	149.8	149.1	152.3	153.7	153.9	155.2	153.8
Health:
Long-term care	4,568.0	4,682.5	4,788.5	4,902.5	4,735.4	5,067.8	4,955.0	4,823.4	4,818.8	4,916.2
Medicare supplement	338.2	330.6	324.2	331.2	331.0	336.9	327.6	325.1	334.3	331.0
Other health	46.5	47.1	47.9	48.5	47.5	47.7	46.9	47.7	48.5	47.7
Life:
Interest sensitive	533.2	552.5	576.4	596.7	564.7	614.9	635.3	652.3	669.3	643.0
Non-interest sensitive	672.4	693.6	870.4	892.0	782.1	911.6	931.1	952.3	971.0	941.5
Total average liabilities for insurance products, net of reinsurance ceded	$13,957.4	$14,126.2	$14,442.0	$14,651.7	$14,294.3	$14,901.2	$14,787.9	$14,691.9	$14,762.7	$14,786.0

Annuities - account value rollforwards (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Fixed index annuities
Balance as of the beginning of the period	$3,297.9	$3,401.4	$3,524.2	$3,639.1	$3,297.9	$3,772.5	$3,861.3	$3,969.2	$4,099.5	$3,772.5
Gross deposits	147.6	166.7	152.1	180.0	646.4	150.3	166.5	192.2	197.8	706.8
Withdrawals	(84.7)	(81.0)	(78.7)	(79.6)	(324.0)	(92.0)	(85.5)	(81.7)	(91.0)	(350.2)
Returns reinvested	40.6	37.1	41.5	33.0	152.2	30.5	26.9	19.8	13.9	91.1
Balance as of the end of the period	$3,401.4	$3,524.2	$3,639.1	$3,772.5	$3,772.5	$3,861.3	$3,969.2	$4,099.5	$4,220.2	$4,220.2

Fixed interest annuities
Balance as of the beginning of the period	$4,013.0	$3,932.6	$3,838.9	$3,746.3	$4,013.0	$3,670.8	$3,574.1	$3,471.5	$3,399.8	$3,670.8
Gross deposits	40.3	30.1	25.6	26.7	122.7	20.1	18.9	21.5	26.5	87.0
Withdrawals	(147.3)	(149.5)	(142.7)	(126.6)	(566.1)	(140.2)	(144.5)	(116.0)	(116.6)	(517.3)
Returns reinvested	26.6	25.7	24.5	24.4	101.2	23.4	23.0	22.8	22.2	91.4
Balance as of the end of the period	$3,932.6	$3,838.9	$3,746.3	$3,670.8	$3,670.8	$3,574.1	$3,471.5	$3,399.8	$3,331.9	$3,331.9

Total annuities
Balance as of the beginning of the period	$7,310.9	$7,334.0	$7,363.1	$7,385.4	$7,310.9	$7,443.3	$7,435.4	$7,440.7	$7,499.3	$7,443.3
Gross deposits	187.9	196.8	177.7	206.7	769.1	170.4	185.4	213.7	224.3	793.8
Withdrawals	(232.0)	(230.5)	(221.4)	(206.2)	(890.1)	(232.2)	(230.0)	(197.7)	(207.6)	(867.5)
Returns reinvested	67.2	62.8	66.0	57.4	253.4	53.9	49.9	42.6	36.1	182.5
Balance as of the end of the period	$7,334.0	$7,363.1	$7,385.4	$7,443.3	$7,443.3	$7,435.4	$7,440.7	$7,499.3	$7,552.1	$7,552.1

CNO Financial Group, Inc.
Bankers Life
Present value of future profits (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Balance, beginning of period	$263.2	$137.7	$132.1	$132.7	$263.2	$128.4	$122.0	$118.6	$114.8	$128.4
Amortization related to operations	(11.4)	(10.5)	(9.1)	(9.1)	(40.1)	(10.5)	(10.1)	(8.3)	(9.7)	(38.6)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—	—	—	—	—
Effect of reinsurance transaction	—	—	5.0	—	5.0	—	—	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(114.1)	4.9	4.7	4.8	(99.7)	4.1	6.7	4.5	9.8	25.1
Balance, end of period	$137.7	$132.1	$132.7	$128.4	$128.4	$122.0	$118.6	$114.8	$114.9	$114.9

Deferred acquisition costs (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Balance, beginning of period	$627.8	$440.8	$397.6	$437.6	$627.8	$456.6	$445.1	$536.3	$557.7	$456.6
Deferred acquisition expenses	39.6	41.8	42.3	48.7	172.4	39.4	41.2	41.8	45.6	168.0
Amortization related to operations	(36.8)	(34.9)	(38.0)	(24.9)	(134.6)	(41.1)	(37.6)	(35.8)	(34.0)	(148.5)
Amortization related to net realized investment (gains) losses	—	(0.1)	—	(0.4)	(0.5)	0.2	(0.2)	0.6	(0.1)	0.5
Amortization related to fair value changes in embedded derivative liabilities	3.8	2.3	0.1	5.2	11.4	3.6	(7.4)	4.5	(3.9)	(3.2)
Effect of reinsurance transaction	—	—	24.0	—	24.0	—	—	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(193.6)	(52.3)	11.6	(9.6)	(243.9)	(13.6)	95.2	10.3	152.9	244.8
Balance, end of period	$440.8	$397.6	$437.6	$456.6	$456.6	$445.1	$536.3	$557.7	$718.2	$718.2

Bankers Life Segment EBIT
Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Revenues
Insurance policy income	$354.2	$346.2	$355.8	$354.8	$1,411.0	$357.9	$356.4	$358.0	$357.5	$1,429.8
Net investment income (loss)	218.0	237.9	224.0	239.8	919.7	219.3	220.0	191.4	231.9	862.6
Fee revenue and other income	4.3	4.7	5.7	8.9	23.6	5.1	5.3	5.7	6.4	22.5
Total revenues	576.5	588.8	585.5	603.5	2,354.3	582.3	581.7	555.1	595.8	2,314.9

Benefits and expenses
Insurance policy benefits	370.1	380.7	351.1	382.4	1,484.3	365.9	372.0	349.4	351.2	1,438.5
Interest expense	1.9	1.9	2.0	2.1	7.9	2.1	2.1	2.2	2.4	8.8
Amortization	42.5	40.0	41.6	29.2	153.3	47.5	41.9	39.5	38.1	167.0
Other operating costs and expenses	39.6	41.9	45.0	50.3	176.8	44.5	44.2	50.5	47.7	186.9
Total benefits and expenses	454.1	464.5	439.7	464.0	1,822.3	460.0	460.2	441.6	439.4	1,801.2
EBIT from In-Force Business	$122.4	$124.3	$145.8	$139.5	$532.0	$122.3	$121.5	$113.5	$156.4	$513.7

EBIT from New Business

Revenues
Insurance policy income	$62.1	$61.9	$60.6	$56.1	$240.7	$54.8	$57.5	$54.5	$52.1	$218.9
Net investment income (loss)	6.4	9.7	7.2	14.3	37.6	7.2	5.2	4.9	4.8	22.1
Fee revenue and other income	1.0	1.1	1.3	2.3	5.7	1.2	1.2	1.3	1.5	5.2
Total revenues	69.5	72.7	69.1	72.7	284.0	63.2	63.9	60.7	58.4	246.2

Benefits and expenses
Insurance policy benefits	44.9	47.2	43.8	47.4	183.3	39.4	38.7	36.7	35.1	149.9
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	5.7	5.4	5.5	4.8	21.4	4.1	5.8	4.6	5.6	20.1
Other operating costs and expenses	57.1	57.0	53.8	56.5	224.4	59.8	54.5	53.1	52.9	220.3
Total benefits and expenses	107.7	109.6	103.1	108.7	429.1	103.3	99.0	94.4	93.6	390.3
EBIT from New Business	$(38.2)	$(36.9)	$(34.0)	$(36.0)	$(145.1)	$(40.1)	$(35.1)	$(33.7)	$(35.2)	$(144.1)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$416.3	$408.1	$416.4	$410.9	$1,651.7	$412.7	$413.9	$412.5	$409.6	$1,648.7
Net investment income (loss)	224.4	247.6	231.2	254.1	957.3	226.5	225.2	196.3	236.7	884.7
Fee revenue and other income	5.3	5.8	7.0	11.2	29.3	6.3	6.5	7.0	7.9	27.7
Total revenues	646.0	661.5	654.6	676.2	2,638.3	645.5	645.6	615.8	654.2	2,561.1

Benefits and expenses
Insurance policy benefits	415.0	427.9	394.9	429.8	1,667.6	405.3	410.7	386.1	386.3	1,588.4
Interest expense	1.9	1.9	2.0	2.1	7.9	2.1	2.1	2.2	2.4	8.8
Amortization	48.2	45.4	47.1	34.0	174.7	51.6	47.7	44.1	43.7	187.1
Other operating costs and expenses	96.7	98.9	98.8	106.8	401.2	104.3	98.7	103.6	100.6	407.2
Total benefits and expenses	561.8	574.1	542.8	572.7	2,251.4	563.3	559.2	536.0	533.0	2,191.5
EBIT from In-Force and New Business	$84.2	$87.4	$111.8	$103.5	$386.9	$82.2	$86.4	$79.8	$121.2	$369.6

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Insurance policy income	$155.6	$156.7	$154.0	$159.7	$626.0	$159.5	$159.6	$162.1	$162.6	$643.8
Net investment income (loss):
General account invested assets	68.2	67.6	64.8	65.9	266.5	64.6	63.3	63.7	64.4	256.0
Fixed index products	0.9	2.8	0.3	2.3	6.3	0.6	(0.2)	(3.2)	0.6	(2.2)
Trading account income related to reinsurer accounts	1.6	(0.2)	—	—	1.4	—	—	—	—	—
Change in value of embedded derivatives related to modified coinsurance agreements	(1.6)	0.2	—	—	(1.4)	—	—	—	—	—
Trading account income related to policyholder accounts	(0.1)	1.4	0.1	1.9	3.3	0.4	—	(2.1)	1.5	(0.2)
Fee revenue and other income	0.2	0.2	0.3	0.4	1.1	0.4	0.3	0.3	0.3	1.3
Total revenues	224.8	228.7	219.5	230.2	903.2	225.5	223.0	220.8	229.4	898.7

Insurance policy benefits	126.0	123.3	124.1	132.3	505.7	129.0	138.9	130.2	130.3	528.4
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	3.4	4.0	3.6	3.9	14.9	3.7	3.7	3.6	3.6	14.6
Cost of options to fund index credits, net of forfeitures	1.5	1.4	1.3	1.4	5.6	1.5	1.5	1.5	1.8	6.3
Market value changes credited to policyholders	0.9	4.1	0.5	4.5	10.0	1.0	(0.3)	(5.5)	2.1	(2.7)
Amortization related to operations	16.3	16.0	14.8	17.5	64.6	15.3	13.7	13.5	12.7	55.2
Interest expense on investment borrowings	0.4	0.5	0.4	0.4	1.7	0.4	0.5	0.5	0.6	2.0
Other operating costs and expenses	45.2	47.1	47.2	50.0	189.5	46.1	44.9	46.4	46.0	183.4
Total benefits and expenses	193.7	196.4	191.9	210.0	792.0	197.0	202.9	190.2	197.1	787.2
EBIT (4)	$31.1	$32.3	$27.6	$20.2	$111.2	$28.5	$20.1	$30.6	$32.3	$111.5

Health underwriting margins (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Medicare supplement:
Earned premium	$23.1	$22.1	$21.3	$20.6	$87.1	$19.4	$18.3	$18.5	$17.4	$73.6
Benefit ratio	63.9%	61.7%	65.8%	62.0%	63.3%	63.2%	64.6%	68.7%	63.8%	65.0%
Underwriting margin (earned premium less policy benefits)	$8.3	$8.5	$7.3	$7.8	$31.9	$7.1	$6.5	$5.8	$6.3	$25.7

Supplemental health and other:
Earned premium	$125.8	$126.8	$125.8	$132.1	$510.5	$132.8	$134.4	$136.6	$138.0	$541.8
Benefit ratio before interest income on reserves	78.9%	80.3%	81.9%	79.1%	80.1%	82.4%	90.3%	81.7%	81.8%	84.0%
Interest-adjusted benefit ratio	53.0%	54.8%	56.0%	54.4%	54.6%	57.6%	65.7%	57.4%	57.5%	59.6%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$59.1	$57.4	$55.2	$60.3	$232.0	$56.2	$46.1	$58.2	$58.6	$219.1

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Fixed index annuities	$433.7	$426.3	$417.4	$408.7	$421.5	$401.0	$391.9	$380.8	$370.5	$386.0
Fixed interest annuities	134.4	131.4	128.6	126.5	130.2	124.9	121.4	116.6	113.4	119.1
SPIAs and supplemental contracts:
Mortality based	245.5	242.9	240.2	253.1	245.4	267.5	261.7	254.3	250.2	258.4
Deposit based	249.5	252.3	254.1	254.4	252.6	257.3	259.9	261.4	263.6	260.5
Separate Accounts	10.2	9.7	8.1	6.2	8.5	5.5	5.4	5.2	4.8	5.2
Health:
Supplemental health	2,265.3	2,415.7	2,428.8	2,441.7	2,387.9	2,455.3	2,478.6	2,508.2	2,533.8	2,494.0
Medicare supplement	36.8	36.0	34.1	33.9	35.2	33.5	30.9	29.6	30.1	30.9
Other health	11.1	16.8	16.0	15.7	14.9	15.1	14.9	14.9	14.5	15.0
Life:
Interest sensitive	165.8	160.3	156.5	155.0	159.4	153.5	152.2	151.2	150.6	151.9
Non-interest sensitive	194.2	192.6	191.2	189.8	192.0	188.4	186.5	184.9	183.8	185.9
Total average liabilities for insurance products, net of reinsurance ceded	$3,746.5	$3,884.0	$3,875.0	$3,885.0	$3,847.6	$3,902.0	$3,903.4	$3,907.1	$3,915.3	$3,906.9

Present value of future profits (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Balance, beginning of period	$344.3	$336.2	$328.1	$322.0	$344.3	$314.2	$304.9	$301.9	$296.0	$314.2
Amortization related to operations	(7.9)	(7.6)	(6.2)	(6.9)	(28.6)	(7.0)	(6.6)	(5.9)	(6.1)	(25.6)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(0.2)	(0.5)	0.1	(0.9)	(1.5)	(2.3)	3.6	—	0.3	1.6
Balance, end of period	$336.2	$328.1	$322.0	$314.2	$314.2	$304.9	$301.9	$296.0	$290.2	$290.2

Deferred acquisition costs (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Balance, beginning of period	$232.2	$230.8	$230.9	$237.0	$232.2	$240.2	$245.4	$260.8	$268.6	$240.2
Deferred acquisition expenses	13.2	13.8	13.8	13.5	54.3	13.7	15.2	14.7	14.0	57.6
Amortization related to operations	(8.4)	(8.4)	(8.6)	(10.6)	(36.0)	(8.3)	(7.1)	(7.6)	(6.6)	(29.6)
Amortization related to net realized investment (gains) losses	(0.4)	—	(0.1)	—	(0.5)	—	(0.1)	—	0.1	—
Amortization related to fair value changes in embedded derivative liabilities	0.4	0.4	(0.2)	0.5	1.1	0.6	(0.9)	0.3	(0.6)	(0.6)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(6.2)	(5.7)	1.2	(0.2)	(10.9)	(0.8)	8.3	0.4	4.5	12.4
Balance, end of period	$230.8	$230.9	$237.0	$240.2	$240.2	$245.4	$260.8	$268.6	$280.0	$280.0

Washington National Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Revenues
Insurance policy income	$138.1	$138.5	$135.5	$140.0	$552.1	$140.0	$139.7	$142.1	$142.7	$564.5
Net investment income (loss)	69.0	71.8	65.2	70.1	276.1	65.6	63.1	58.4	66.5	253.6
Fee revenue and other income	0.2	0.2	0.3	0.4	1.1	0.4	0.3	0.3	0.3	1.3
Total revenues	207.3	210.5	201.0	210.5	829.3	206.0	203.1	200.8	209.5	819.4

Benefits and expenses
Insurance policy benefits	124.5	125.2	121.7	133.8	505.2	127.0	135.4	121.4	129.4	513.2
Interest expense	0.4	0.5	0.4	0.4	1.7	0.4	0.5	0.5	0.6	2.0
Amortization	15.2	14.9	13.6	16.3	60.0	14.1	12.4	12.2	11.4	50.1
Other operating costs and expenses	33.3	35.1	35.2	35.9	139.5	32.7	33.1	34.0	33.6	133.4
Total benefits and expenses	173.4	175.7	170.9	186.4	706.4	174.2	181.4	168.1	175.0	698.7
EBIT from In-Force Business	$33.9	$34.8	$30.1	$24.1	$122.9	$31.8	$21.7	$32.7	$34.5	$120.7

EBIT from New Business

Revenues
Insurance policy income	$17.5	$18.2	$18.5	$19.7	$73.9	$19.5	$19.9	$20.0	$19.9	$79.3
Net investment income (loss)	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	17.5	18.2	18.5	19.7	73.9	19.5	19.9	20.0	19.9	79.3

Benefits and expenses
Insurance policy benefits	7.3	7.6	7.8	8.3	31.0	8.2	8.4	8.4	8.4	33.4
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	1.1	1.1	1.2	1.2	4.6	1.2	1.3	1.3	1.3	5.1
Other operating costs and expenses	11.9	12.0	12.0	14.1	50.0	13.4	11.8	12.4	12.4	50.0
Total benefits and expenses	20.3	20.7	21.0	23.6	85.6	22.8	21.5	22.1	22.1	88.5
EBIT from New Business	$(2.8)	$(2.5)	$(2.5)	$(3.9)	$(11.7)	$(3.3)	$(1.6)	$(2.1)	$(2.2)	$(9.2)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$155.6	$156.7	$154.0	$159.7	$626.0	$159.5	$159.6	$162.1	$162.6	$643.8
Net investment income (loss)	69.0	71.8	65.2	70.1	276.1	65.6	63.1	58.4	66.5	253.6
Fee revenue and other income	0.2	0.2	0.3	0.4	1.1	0.4	0.3	0.3	0.3	1.3
Total revenues	224.8	228.7	219.5	230.2	903.2	225.5	223.0	220.8	229.4	898.7

Benefits and expenses
Insurance policy benefits	131.8	132.8	129.5	142.1	536.2	135.2	143.8	129.8	137.8	546.6
Interest expense	0.4	0.5	0.4	0.4	1.7	0.4	0.5	0.5	0.6	2.0
Amortization	16.3	16.0	14.8	17.5	64.6	15.3	13.7	13.5	12.7	55.2
Other operating costs and expenses	45.2	47.1	47.2	50.0	189.5	46.1	44.9	46.4	46.0	183.4
Total benefits and expenses	193.7	196.4	191.9	210.0	792.0	197.0	202.9	190.2	197.1	787.2
EBIT from In-Force and New Business	$31.1	$32.3	$27.6	$20.2	$111.2	$28.5	$20.1	$30.6	$32.3	$111.5

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Insurance policy income	$60.5	$61.7	$61.7	$62.1	$246.0	$64.3	$66.6	$66.0	$66.6	$263.5
Net investment income on general account invested assets	10.7	10.5	10.3	10.2	41.7	10.7	10.8	10.5	11.0	43.0
Fee revenue and other income	0.2	0.3	0.2	0.3	1.0	0.3	0.2	0.2	0.3	1.0
Total revenues	71.4	72.5	72.2	72.6	288.7	75.3	77.6	76.7	77.9	307.5

Insurance policy benefits	44.5	43.1	40.9	44.0	172.5	48.3	47.8	45.5	46.7	188.3
Amounts added to annuity and interest-sensitive life product account balances	0.2	0.1	0.2	0.2	0.7	0.3	—	0.2	0.2	0.7
Amortization related to operations	4.0	3.8	3.7	3.8	15.3	3.6	3.7	3.6	3.5	14.4
Interest expense on investment borrowings	—	—	—	—	—	—	—	—	0.1	0.1
Other operating costs and expenses	28.9	21.7	27.0	21.8	99.4	29.0	21.9	26.8	20.7	98.4
Total benefits and expenses	77.6	68.7	71.8	69.8	287.9	81.2	73.4	76.1	71.2	301.9
EBIT (4)	$(6.2)	$3.8	$0.4	$2.8	$0.8	$(5.9)	$4.2	$0.6	$6.7	$5.6

Average liabilities for insurance products (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

SPIAs - mortality based	$69.4	$68.8	$68.3	$72.1	$69.6	$76.2	$74.1	$71.7	$70.7	$73.1
Health:
Medicare supplement	8.6	8.3	8.1	8.2	8.3	8.5	8.0	7.2	7.0	7.7
Other health	4.5	4.5	4.5	4.5	4.5	4.5	4.5	4.4	4.4	4.4
Life:
Interest sensitive	17.1	17.1	17.1	16.8	17.0	16.6	16.5	16.4	16.3	16.5
Non-interest sensitive	644.5	648.2	651.1	655.3	649.8	661.5	667.5	673.5	677.9	670.1
Total average liabilities for insurance products, net of reinsurance ceded	$744.1	$746.9	$749.1	$756.9	$749.2	$767.3	$770.6	$773.2	$776.3	$771.8

Present value of future profits (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Balance, beginning of period	$55.7	$53.8	$52.1	$50.4	$55.7	$46.8	$45.5	$44.6	$43.6	$46.8
Amortization related to operations	(1.9)	(1.7)	(1.7)	(1.6)	(6.9)	(1.4)	(1.4)	(1.2)	(0.9)	(4.9)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	—	—	—	(2.0)	(2.0)	0.1	0.5	0.2	1.2	2.0
Balance, end of period	$53.8	$52.1	$50.4	$46.8	$46.8	$45.5	$44.6	$43.6	$43.9	$43.9

Deferred acquisition costs (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Balance, beginning of period	$67.4	$68.8	$70.4	$72.0	$67.4	$73.8	$76.7	$80.3	$82.8	$73.8
Deferred acquisition expenses	3.5	3.7	3.6	4.0	14.8	5.1	5.9	4.9	4.9	20.8
Amortization related to operations	(2.1)	(2.1)	(2.0)	(2.2)	(8.4)	(2.2)	(2.3)	(2.4)	(2.6)	(9.5)
Balance, end of period	$68.8	$70.4	$72.0	$73.8	$73.8	$76.7	$80.3	$82.8	$85.1	$85.1

Colonial Penn Segment EBIT
Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Revenues
Insurance policy income	$49.3	$50.2	$50.2	$50.6	$200.3	$51.9	$53.6	$53.0	$53.5	$212.0
Net investment income (loss)	10.7	10.5	10.3	10.2	41.7	10.7	10.8	10.5	11.0	43.0
Fee revenue and other income	0.2	0.3	0.2	0.3	1.0	0.3	0.2	0.2	0.3	1.0
Total revenues	60.2	61.0	60.7	61.1	243.0	62.9	64.6	63.7	64.8	256.0

Benefits and expenses
Insurance policy benefits	38.3	36.6	34.5	37.5	146.9	41.5	40.3	38.2	39.4	159.4
Interest expense	—	—	—	—	—	—	—	—	0.1	0.1
Amortization	3.9	3.7	3.6	3.7	14.9	3.4	3.5	3.4	3.4	13.7
Other operating costs and expenses	7.7	7.6	7.7	8.6	31.6	7.4	7.5	7.2	7.1	29.2
Total benefits and expenses	49.9	47.9	45.8	49.8	193.4	52.3	51.3	48.8	50.0	202.4
EBIT from In-Force Business	$10.3	$13.1	$14.9	$11.3	$49.6	$10.6	$13.3	$14.9	$14.8	$53.6

EBIT from New Business

Revenues
Insurance policy income	$11.2	$11.5	$11.5	$11.5	$45.7	$12.4	$13.0	$13.0	$13.1	$51.5
Net investment income (loss)	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	11.2	11.5	11.5	11.5	45.7	12.4	13.0	13.0	13.1	51.5

Benefits and expenses
Insurance policy benefits	6.4	6.6	6.6	6.7	26.3	7.1	7.5	7.5	7.5	29.6
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	0.1	0.1	0.1	0.1	0.4	0.2	0.2	0.2	0.1	0.7
Other operating costs and expenses	21.2	14.1	19.3	13.2	67.8	21.6	14.4	19.6	13.6	69.2
Total benefits and expenses	27.7	20.8	26.0	20.0	94.5	28.9	22.1	27.3	21.2	99.5
EBIT from New Business	$(16.5)	$(9.3)	$(14.5)	$(8.5)	$(48.8)	$(16.5)	$(9.1)	$(14.3)	$(8.1)	$(48.0)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$60.5	$61.7	$61.7	$62.1	$246.0	$64.3	$66.6	$66.0	$66.6	$263.5
Net investment income (loss)	10.7	10.5	10.3	10.2	41.7	10.7	10.8	10.5	11.0	43.0
Fee revenue and other income	0.2	0.3	0.2	0.3	1.0	0.3	0.2	0.2	0.3	1.0
Total revenues	71.4	72.5	72.2	72.6	288.7	75.3	77.6	76.7	77.9	307.5

Benefits and expenses
Insurance policy benefits	44.7	43.2	41.1	44.2	173.2	48.6	47.8	45.7	46.9	189.0
Interest expense	—	—	—	—	—	—	—	—	0.1	0.1
Amortization	4.0	3.8	3.7	3.8	15.3	3.6	3.7	3.6	3.5	14.4
Other operating costs and expenses	28.9	21.7	27.0	21.8	99.4	29.0	21.9	26.8	20.7	98.4
Total benefits and expenses	77.6	68.7	71.8	69.8	287.9	81.2	73.4	76.1	71.2	301.9
EBIT from In-Force and New Business	$(6.2)	$3.8	$0.4	$2.8	$0.8	$(5.9)	$4.2	$0.6	$6.7	$5.6

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Net investment income (loss):
General investment portfolio	$1.8	$1.7	$2.2	$2.8	$8.5	$1.8	$1.4	$1.6	$2.1	$6.9
Other special-purpose portfolios	5.2	4.0	(3.2)	0.4	6.4	4.9	1.4	(7.7)	5.8	4.4
Fee revenue and other income	1.4	1.3	1.9	2.1	6.7	1.9	2.2	2.1	2.4	8.6
Interest expense on investment borrowings	—	—	—	(0.1)	(0.1)	—	(0.1)	(0.1)	—	(0.2)
Other operating costs and expenses	(14.4)	(10.7)	(10.0)	(14.0)	(49.1)	(9.9)	(9.9)	(7.8)	(11.0)	(38.6)
Corporate operations, excluding corporate interest expense	(6.0)	(3.7)	(9.1)	(8.8)	(27.6)	(1.3)	(5.0)	(11.9)	(0.7)	(18.9)
Interest expense on corporate debt	(11.1)	(11.1)	(10.9)	(10.8)	(43.9)	(10.5)	(11.9)	(11.3)	(11.3)	(45.0)
Operating loss before taxes	$(17.1)	$(14.8)	$(20.0)	$(19.6)	$(71.5)	$(11.8)	$(16.9)	$(23.2)	$(12.0)	$(63.9)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Annuities

Fixed index (first-year)	$147.3	$166.6	$152.2	$180.1	$646.2	$150.2	$166.4	$192.2	$197.8	$706.6

Other fixed interest (first-year)	41.4	32.2	27.3	28.2	129.1	20.0	18.6	23.0	28.0	89.6
Other fixed interest (renewal)	1.8	2.0	2.0	1.2	7.0	1.5	2.1	1.3	1.9	6.8
Subtotal - other fixed interest annuities	43.2	34.2	29.3	29.4	136.1	21.5	20.7	24.3	29.9	96.4

Total annuities	190.5	200.8	181.5	209.5	782.3	171.7	187.1	216.5	227.7	803.0

Health

Medicare supplement (first-year)	21.2	22.3	21.9	23.2	88.6	19.4	20.0	20.3	20.6	80.3
Medicare supplement (renewal)	158.2	155.5	162.6	178.4	654.7	160.9	156.3	169.9	172.0	659.1
Subtotal - Medicare supplement	179.4	177.8	184.5	201.6	743.3	180.3	176.3	190.2	192.6	739.4

Long-term care (first-year)	4.4	4.2	4.0	4.2	16.8	4.0	4.0	4.4	4.3	16.7
Long-term care (renewal)	119.3	122.0	120.0	122.5	483.8	114.1	115.6	117.6	112.6	459.9
Subtotal - long-term care	123.7	126.2	124.0	126.7	500.6	118.1	119.6	122.0	116.9	476.6

PDP (renewal)	6.8	—	—	—	6.8	—	—	—	—	—

Supplemental health (first-year)	2.1	2.0	1.7	1.8	7.6	1.5	1.6	1.6	1.4	6.1
Supplemental health (renewal)	1.5	2.0	2.4	2.8	8.7	2.9	3.2	3.5	3.5	13.1
Subtotal - supplemental health	3.6	4.0	4.1	4.6	16.3	4.4	4.8	5.1	4.9	19.2

Other health (first-year)	0.2	0.2	0.2	0.1	0.7	—	0.1	—	—	0.1
Other health (renewal)	1.8	1.9	1.8	1.9	7.4	1.8	1.7	1.8	1.7	7.0
Subtotal - other health	2.0	2.1	2.0	2.0	8.1	1.8	1.8	1.8	1.7	7.1

Total health	315.5	310.1	314.6	334.9	1,275.1	304.6	302.5	319.1	316.1	1,242.3

Life insurance

Traditional (first-year)	24.8	22.9	23.0	20.9	91.6	20.5	22.1	21.7	18.7	83.0
Traditional (renewal)	33.5	36.0	45.6	48.4	163.5	46.1	48.0	50.3	49.5	193.9
Subtotal - traditional	58.3	58.9	68.6	69.3	255.1	66.6	70.1	72.0	68.2	276.9

Interest-sensitive (first-year)	18.7	26.2	27.4	27.9	100.2	21.9	22.7	18.9	19.8	83.3
Interest-sensitive (renewal)	17.0	16.4	17.9	18.3	69.6	19.4	21.5	22.2	22.7	85.8
Subtotal - interest-sensitive	35.7	42.6	45.3	46.2	169.8	41.3	44.2	41.1	42.5	169.1

Total life insurance	94.0	101.5	113.9	115.5	424.9	107.9	114.3	113.1	110.7	446.0

Collections on insurance products

Total first-year premium collections on insurance products	260.1	276.6	257.7	286.4	1,080.8	237.5	255.5	282.1	290.6	1,065.7
Total renewal premium collections on insurance products	339.9	335.8	352.3	373.5	1,401.5	346.7	348.4	366.6	363.9	1,425.6

Total collections on insurance products	$600.0	$612.4	$610.0	$659.9	$2,482.3	$584.2	$603.9	$648.7	$654.5	$2,491.3

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Health

Medicare supplement (renewal)	$21.1	$21.7	$20.3	$22.1	$85.2	$18.2	$17.1	$19.4	$17.9	$72.6

Supplemental health (first-year)	16.7	18.5	18.5	19.1	72.8	18.2	19.1	19.1	18.5	74.9
Supplemental health (renewal)	109.2	110.6	108.6	114.2	442.6	114.5	117.0	119.5	118.9	469.9
Subtotal - supplemental health	125.9	129.1	127.1	133.3	515.4	132.7	136.1	138.6	137.4	544.8

Other health (first-year)	—	0.1	—	0.1	0.2	—	0.1	—	0.1	0.2
Other health (renewal)	0.6	0.5	0.6	0.5	2.2	0.5	0.5	0.4	0.6	2.0
Subtotal - other health	0.6	0.6	0.6	0.6	2.4	0.5	0.6	0.4	0.7	2.2

Total health	147.6	151.4	148.0	156.0	603.0	151.4	153.8	158.4	156.0	619.6

Life insurance

Traditional (first-year)	0.1	0.2	0.2	0.1	0.6	0.1	0.3	0.1	0.2	0.7
Traditional (renewal)	3.1	3.1	3.1	3.0	12.3	3.0	2.7	3.0	2.7	11.4
Subtotal - traditional	3.2	3.3	3.3	3.1	12.9	3.1	3.0	3.1	2.9	12.1

Interest-sensitive (first-year)	1.0	1.3	0.7	0.8	3.8	0.9	1.2	1.0	1.2	4.3
Interest-sensitive (renewal)	2.3	1.8	2.3	2.8	9.2	2.9	2.8	2.6	3.0	11.3
Subtotal - interest-sensitive	3.3	3.1	3.0	3.6	13.0	3.8	4.0	3.6	4.2	15.6

Total life insurance	6.5	6.4	6.3	6.7	25.9	6.9	7.0	6.7	7.1	27.7

Annuities

Fixed index (first-year)	0.1	—	0.1	—	0.2	—	0.1	—	—	0.1
Fixed index (renewal)	0.4	0.4	0.7	0.3	1.8	0.3	0.8	0.2	0.5	1.8
Subtotal - fixed index annuities	0.5	0.4	0.8	0.3	2.0	0.3	0.9	0.2	0.5	1.9

Other fixed interest (renewal)	0.1	0.2	0.1	0.2	0.6	0.1	0.2	0.2	—	0.5

Total annuities	0.6	0.6	0.9	0.5	2.6	0.4	1.1	0.4	0.5	2.4

Collections on insurance products

Total first-year premium collections on insurance products	17.9	20.1	19.5	20.1	77.6	19.2	20.8	20.2	20.0	80.2
Total renewal premium collections on insurance products	136.8	138.3	135.7	143.1	553.9	139.5	141.1	145.3	143.6	569.5

Total collections on insurance products	$154.7	$158.4	$155.2	$163.2	$631.5	$158.7	$161.9	$165.5	$163.6	$649.7

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Life insurance

Traditional (first-year)	$11.3	$11.3	$11.6	$11.5	$45.7	$12.6	$12.8	$13.2	$12.9	$51.5
Traditional (renewal)	48.7	48.6	49.4	48.9	195.6	51.7	51.4	52.8	52.3	208.2
Subtotal - traditional	60.0	59.9	61.0	60.4	241.3	64.3	64.2	66.0	65.2	259.7

Interest-sensitive (all renewal)	0.1	0.1	0.1	0.1	0.4	0.1	0.1	—	—	0.2

Total life insurance	60.1	60.0	61.1	60.5	241.7	64.4	64.3	66.0	65.2	259.9

Health (all renewal)

Medicare supplement	0.8	0.8	0.8	0.8	3.2	0.7	0.7	0.6	0.7	2.7

Other health	0.1	0.1	—	—	0.2	—	0.1	0.1	0.1	0.3

Total health	0.9	0.9	0.8	0.8	3.4	0.7	0.8	0.7	0.8	3.0

Collections on insurance products

Total first-year premium collections on insurance products	11.3	11.3	11.6	11.5	45.7	12.6	12.8	13.2	12.9	51.5
Total renewal premium collections on insurance products	49.7	49.6	50.3	49.8	199.4	52.5	52.3	53.5	53.1	211.4

Total collections on insurance products	$61.0	$60.9	$61.9	$61.3	$245.1	$65.1	$65.1	$66.7	$66.0	$262.9

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015

Medicare supplement	$19.0	$17.6	$17.0	$28.6	$82.2	$17.7	$16.3	$16.8	$27.6	$78.4
Long-term care	4.6	4.7	5.6	5.8	20.7	5.3	5.6	6.0	6.7	23.6
Supplemental health	2.2	1.8	1.7	1.8	7.5	2.0	1.9	1.4	1.6	6.9
Life	26.0	27.1	26.7	24.9	104.7	26.4	26.4	22.8	19.6	95.2
Annuity	11.3	11.9	10.8	12.5	46.5	10.2	11.1	12.9	13.6	47.8
Subtotal Bankers Life	63.1	63.1	61.8	73.6	261.6	61.6	61.3	59.9	69.1	251.9

Washington National

Supplemental health	21.3	23.9	24.0	24.1	93.3	21.4	23.9	23.8	24.1	93.2
Life	0.7	1.3	1.6	2.2	5.8	1.2	1.8	2.0	2.2	7.2
Annuity	—	0.1	—	—	0.1	—	—	—	—	—
Subtotal Washington National	22.0	25.3	25.6	26.3	99.2	22.6	25.7	25.8	26.3	100.4

Colonial Penn

Life	16.8	16.5	16.4	14.9	64.6	21.1	18.5	18.9	15.6	74.1

Total NAP	$101.9	$104.9	$103.8	$114.8	$425.4	$105.3	$105.5	$104.6	$111.0	$426.4

CNO Financial Group, Inc.
Total Policies In-force

	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
Policies in-force:
Bankers Life	1,505,867	1,513,411	1,517,067	1,517,315	1,521,456	1,528,943	1,532,396	1,531,145
Washington National	950,585	951,602	952,399	952,944	953,224	954,310	955,066	955,137
Colonial Penn	823,393	826,493	827,284	825,100	835,555	839,377	842,035	839,317
Total policies in-force	3,279,845	3,291,506	3,296,750	3,295,359	3,310,235	3,322,630	3,329,497	3,325,599
Third party policies in-force sold by
Bankers Life agents	125,122	123,607	125,885	136,852	134,829	136,604	138,479	151,903
Total policies in-force and third party policies
in-force sold by Bankers Life agents	3,404,967	3,415,113	3,422,635	3,432,211	3,445,064	3,459,234	3,467,976	3,477,502

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q14	2Q14	3Q14	4Q14	2014	1Q15	2Q15	3Q15	4Q15 (a)	2015 (a)

Net gain from operations before interest expense and federal income taxes	$104.3	$147.1	$88.8	$110.3	$450.5	$91.8	$104.5	$74.3	$124.5	$395.1
Interest expense on surplus debentures held by parent company	12.0	12.1	26.9	12.3	63.3	12.0	12.2	24.1	12.3	60.6

Net gain from operations before federal income taxes	92.3	135.0	61.9	98.0	387.2	79.8	92.3	50.2	112.2	334.5
Federal income tax expense (benefit)	0.1	2.3	1.8	0.5	4.7	1.0	1.3	(6.4)	(12.0)	(16.1)

Net gain from operations before net realized capital gains (losses)	92.2	132.7	60.1	97.5	382.5	78.8	91.0	56.6	124.2	350.6
Net realized capital gains (losses)	(8.9)	3.8	(3.3)	(9.8)	(18.2)	(5.9)	(1.0)	(14.0)	2.9	(18.0)

Net income	$83.3	$136.5	$56.8	$87.7	$364.3	$72.9	$90.0	$42.6	$127.1	$332.6

Capital and surplus	$1,769.8	$1,827.9	$1,601.4	$1,654.4	$1,654.4	$1,651.5	$1,702.9	$1,684.7	$1,739.2	$1,739.2
Asset valuation reserve (AVR)	227.8	229.2	204.9	203.1	203.1	219.1	219.8	204.2	196.9	196.9

Capital, surplus and AVR	1,997.6	2,057.1	1,806.3	1,857.5	1,857.5	1,870.6	1,922.7	1,888.9	1,936.1	1,936.1

Interest maintenance reserve (IMR)	593.1	590.6	509.5	504.1	504.1	495.2	489.8	480.8	476.0	476.0

Total statutory capital, surplus, AVR & IMR	$2,590.7	$2,647.7	$2,315.8	$2,361.6	$2,361.6	$2,365.8	$2,412.5	$2,369.7	$2,412.1	$2,412.1

(a) Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 4Q15 will be filed with the respective insurance regulators on or about March 1, 2016.

The statutory information above includes CLIC in periods prior to 3Q14.

CNO Financial Group, Inc.
Amounts related to CLIC prior to being sold
Analysis of income (loss) before taxes (in millions)	1Q14	2Q14

Insurance policy income	$53.5	$52.5
Net investment income (loss):
General account invested assets	51.0	49.7
Fixed index products	(0.1)	1.4
Total revenues	104.4	103.6

Insurance policy benefits	61.7	54.1
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	21.6	21.6
Cost of options to fund index credits, net of forfeitures	0.4	0.4
Market value changes credited to policyholders	(0.1)	1.0
Amortization related to operations	2.0	2.3
Interest expense on investment borrowings	4.7	4.4
Other operating costs and expenses	5.8	7.5
Total benefits and expenses	96.1	91.3
Income before net realized investment gains and income taxes	8.3	12.3
Net realized investment gains	2.1	0.7
Amortization related to net realized investment gains	—	—
Net realized investment gains, net of related amortization	2.1	0.7
Income before income taxes	10.4	13.0
Income tax expense on period income	3.7	4.5
Net income	$6.7	$8.5

CNO Financial Group, Inc.
Amounts related to CLIC prior to being sold
Average liabilities for insurance products (in millions)	1Q14	2Q14

Fixed index annuities	$0.8	$0.8
Fixed interest annuities	143.9	142.9
SPIAs and supplemental contracts:
Mortality based	37.7	36.9
Deposit based	96.7	94.4
Health:
Supplemental health	136.3	—
Medicare supplement	1.9	—
Other health	6.8	—
Life:
Interest sensitive	2,253.8	2,233.3
Non-interest sensitive	421.2	415.4
Total average liabilities for insurance products, net of reinsurance ceded	$3,099.1	$2,923.7

Present value of future profits (in millions)	1Q14	2Q14

Balance, beginning of period	$16.1	$15.8
Amortization related to operations	(0.3)	(0.3)
Amortization related to net realized investment (gains) losses	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	—	—
Balance, end of period	$15.8	$15.5

Deferred acquisition costs (in millions)	1Q14	2Q14

Balance, beginning of period	$40.7	$39.0
Deferred acquisition expenses	0.4	0.9
Amortization related to operations	(1.7)	(2.0)
Amortization related to net realized investment (gains) losses	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(0.4)	(0.3)
Balance, end of period	$39.0	$37.6

Premiums collected on insurance products (in millions)	1Q14	2Q14

Annuities

Other fixed interest (all renewal)	$—	$0.2

Life insurance (all renewal)

Traditional	4.9	4.8

Interest-sensitive	31.3	30.0

Total life insurance	36.2	34.8

Collections on insurance products

Total first-year premium collections on insurance products	—	—
Total renewal premium collections on insurance products	36.2	35.0

Total collections on insurance products	$36.2	$35.0

Notes

(1) Excludes accumulated other comprehensive income.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. The dilution from convertible securities is calculated assuming the securities were converted on the last day of the period.

(4) Management believes that an analysis of earnings before the net loss on the sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment or modification of debt, other non-operating items, corporate interest expense and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) the net loss on the sale of CLIC and gain (loss) on reinsurance transactions, including impact of taxes; (ii) the earnings of CLIC prior to being sold, net of taxes; (iii) net realized investment gains or losses, net of related amortization and taxes; (iv) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (v) fair value changes related to the agent deferred compensation plan, net of taxes; (vi) loss on extinguishment or modification of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(6) Management believes that an analysis of EBIT, separated between in-force and new business provides increased clarity around the value drivers of our business, particularly since the new business results are significantly impacted by the rate of sales, mix of business and the distribution channel through which new sales are made. EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. EBIT from in-force business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and in-force business is based on estimates, which we believe are reasonable.

(7) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.